May 28, 2010

Supplement

SUPPLEMENT DATED MAY 28, 2010 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
THE MONEY MARKET PORTFOLIO
(the "Portfolio")
CLASS X and CLASS Y
Dated April 30, 2010

The Securities and Exchange Commission ("SEC") recently adopted new rules and amendments to existing rules governing money market funds. The following changes to the Statement of Additional Information ("SAI") of the Money Market Portfolio of Morgan Stanley Select Dimensions Investment Series (the "Fund") are made in order to comply with those revisions.

The ninth paragraph of the section of the Fund's SAI entitled "VIII. Purchase, Redemption and Pricing of Shares — B. Offering Price" is hereby deleted and replaced with:

Also, as required by the Rule, the Money Market Portfolio will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 3% in the aggregate of the Portfolio's total assets in all such securities, (ii) no more than 0.5% of total assets in the securities of any one issuer and (iii) the remaining maturity of any such securities must be 45 days or less.

The second and third sentences of the eleventh paragraph of the section of the Fund's SAI entitled "VIII. Purchase, Redemption and Pricing of Shares — B. Offering Price" are hereby deleted and replaced with:

The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 60 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 60 days, the Portfolio will invest its available cash in such a manner as to reduce such maturity to 60 days or less as soon as is reasonably practicable.

The section of the Fund's SAI entitled "II. Description of the Fund and its Investments and Risks — C. Investment Strategies and Risks — Money Market Securities — Fully Insured Certificates of Deposit" is hereby deleted and replaced with:

Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $250,000 principal amount per certificate (a temporary increase from $100,000, which is due to expire on December 31, 2013), and to 10% or less of each Portfolio's (other than the Money Market Portfolio's) total assets in all such obligations and in all illiquid assets, in the aggregate, and to 5% or less of the Money Market Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

The eighth sentence of the second paragraph of the section of the Fund's SAI entitled "II. Description of the Fund and its Investments and Risks — C. Investment Strategies and Risks — Money Market Securities — Repurchase Agreements" is hereby deleted and replaced with:

A Portfolio will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Portfolio, amounts to more than 5% of its total assets in the Money Market Portfolio, and 15% of its net assets in the case of each of the other Portfolios.

In addition, the third sentence of the second paragraph of the section of the Fund's SAI entitled "II. Description of the Fund and its Investments and Risks — C. Investment Strategies and Risks — Money Market Securities — Private Placements and Restricted Securities" is hereby deleted and replaced with:

If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed, as to each Portfolio (other than the Money Market Portfolio), 15% of the Portfolio's total assets and, as to the Money Market Portfolio, 5% of the Portfolio's net assets, as more fully described under "Fund Policies/Investment Restrictions" below.

The first sentence of Paragraph #1 of the section of the Fund's SAI entitled "II. Description of the Fund and its Investments and Risks — D. Fund Policies/Investment Restrictions — Non-Fundamental Restrictions" is hereby deleted and replaced with:

1. Invest more than 15% (5% in the case of the Money Market Portfolio) of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.